Exhibit 99.1

   Cimarex Energy Announces Third-Quarter 2004 Earnings of $0.91 Per Share

    DENVER, Nov. 3 /PRNewswire-FirstCall/ -- Cimarex Energy Co. (NYSE: XEC) today reported third-quarter 2004 net income of $39.2 million, or $0.91 per diluted share, a 74 percent increase over year-ago net income of $22.5 million, or $0.53 per diluted share.

    Higher quarterly earnings are attributable to increases in production and prices. Aggregate output of oil and gas rose 22 percent to 220 million cubic feet (MMcf) equivalent per day, while gas prices increased by 18 percent to $5.63 per thousand cubic feet and oil prices improved by 44 percent to $41.81 per barrel.

    The increase in overall production output is attributable to new wells drilled in Oklahoma, Texas, Louisiana and California. Cimarex participated in drilling 61 wells during the quarter, of which 53, or 87 percent, were successful.

    Revenues from oil and gas sales during the third quarter of 2004 totaled $119.6 million, up from $79.8 million during the same three months of 2003, and cash flow from operations increased by 70 percent to $89.4 million from $52.5 million last year.(1)

    Third-quarter 2004 costs and expenses (not including marketing purchases) totaled $59.4 million versus $44.3 million during the third quarter of 2003. The largest component of the overall cost increase was a $9.4 million rise in depreciation, depletion and amortization partially stemming from higher reserve replacement costs. Production taxes increased by $3.6 million, which is mostly related to higher revenues.

    Exploration and development expenditures during the third quarter of 2004 totaled $58.5 million, up from $44.7 million in the third quarter 2003. Increased capital expenditures reflect expansion of the Company's drilling program in the Mid-Continent, Gulf Coast and Permian Basin regions of the U.S.

    Year-to-Date 2004

    For the first nine months of 2004, Cimarex reported net income of $105.5 million, or $2.47 per diluted share. This compares to net income in the first nine months of 2003 of $76.3 million, or $1.81 per share.

    Oil and gas sales for the first three quarters of 2004 were $330.5 million. For the same period of 2003, oil and gas sales were $247.0 million. Cash flow from operations increased to $243.4 million from $166.5 million.(1) The increases reflect 20 percent higher production volumes, 29 percent higher oil prices, and seven percent higher gas prices.

    Capital expenditures for exploration and development during the first nine months of 2004 were $208.8 million, up from $102.1 million during the same period of 2003. For all of 2004, exploration and development expenditures are currently projected to total $250-270 million. A total of 178 gross (86 net) wells were drilled during the first nine months of 2004, of which 87 percent were successful.

    (1) Cash Flow from Operations is a non-GAAP financial measure that represents "Net Cash Provided By Operating Activities" adjusted for the change in operating assets and liabilities. See below for a reconciliation of the related amounts.

    Conference call and web cast

    A conference call with management has been scheduled for 11:00 a.m. Mountain Time (1:00 p.m. Eastern), Wednesday, November 3, 2004. Interested parties may access the call by dialing (800) 938-0653 and requesting the Cimarex Energy Co. teleconference. A listen-only web cast of the call will be provided at www.cimarex.com. Please go to the website at least ten minutes early to register and to download any necessary audio software. If you are unable to participate in the live broadcast of the call, an audio replay will be available by dialing
(877) 519-4471 and entering conference code 5279193.

    Cimarex Energy Co. is an independent oil and gas exploration and production company with operations focused in Mid-Continent and Gulf Coast areas of the U.S.

    This news release may contain projections and other forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Any such projections or statements reflect the Company's current view with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that such projections will be achieved and actual results could differ materially from those projected. A discussion of important factors that could cause actual results to differ materially from those projected is included in the Company's annual report on Form 10-K filed for the year ended December 31, 2003, and the report filed on Form 10-Q for the quarter ended June 30, 2004.

    PRICE AND PRODUCTION DATA

                       For the Three Months Ended   For the Nine Months Ended
                              September, 30               September, 30
                           2004           2003          2004          2003

    Gas Production:
       Total production
        - Mcf            16,211,507   12,965,858     46,437,642   37,200,195
       Gas volume
        - Mcf per day       176,212      140,933        169,480      136,264
       Gas price
        - per Mcf             $5.63        $4.78          $5.52        $5.18

    Oil Production (including NGL):
       Total production
        - barrels           676,906      611,400      1,957,281    1,865,662
       Oil volume
        - barrels
        per day               7,358        6,646          7,143        6,834
       Oil price
        - per barrel         $41.81       $29.07         $37.77       $29.20

    CAPITALIZED COSTS INCURRED

                         For the Three Months Ended  For the Nine Months Ended
                               September, 30                September, 30
                            2004           2003           2004          2003
                               (in thousands)               (in thousands)

    Acquisitions of
     proved properties         $100         $362           $102       $2,531
    Exploration and
     development             58,534       44,727        208,783      102,140
       Oil and gas
        expenditures         58,634       45,089        208,885      104,671
    Sale proceeds              (298)          --           (662)         (46)
                            $58,336      $45,089       $208,223     $104,625

    RECONCILIATION OF CASH FLOW FROM OPERATIONS

                         For the Three Months Ended  For the Nine Months Ended
                               September, 30                September, 30
                            2004           2003           2004          2003
                               (in thousands)               (in thousands)

    Net cash provided
     by operating
     activities            $113,958      $51,862       $258,451     $171,160
       Increase
        (decrease)
        in operating
        assets and
        liabilities         (24,569)         624        (15,044)      (4,673)

    Cash flow from
     operations             $89,389      $52,486       $243,407     $166,487

    Management believes that the non-GAAP measure of cash flow from operations is useful information for investors because it is used internally and is accepted by the investment community as a means of measuring the company's ability to fund its capital program. It is also used by professional research analysts in providing investment recommendations pertaining to companies in the oil and gas exploration and production industry.

    INCOME STATEMENTS (unaudited)

                       For the Three Months Ended   For the Nine Months Ended
                              September, 30               September, 30
                            2004          2003          2004          2003
                                (In thousands, except per share data)

    Revenues:
      Gas sales            $91,333      $61,999       $256,529      $192,559
      Oil sales             28,299       17,773         73,927        54,471
      Marketing sales       49,329       32,822        139,921       101,459
      Other, net             1,312          168          6,008           102
                           170,273      112,762        476,385       348,591

    Costs and expenses:
      Depreciation,
       depletion and
       amortization         32,048       22,672         89,220        64,676
      Asset retirement
       obligation
       accretion               319          241            913           737
      Production             8,648        8,364         27,536        23,507
      Transportation         2,696        2,055          7,544         5,210
      Taxes other than
       income                9,736        6,131         27,565        19,449
      Marketing purchases   48,495       32,786        138,081       100,884
      General and
       administrative        5,398        4,181         15,040        12,320
      Stock compensation       502          448          1,454         1,350
      Financing costs -
        Interest expense       290          302            866           998
        Capitalized
         interest               --           --             --          (304)
        Interest income       (232)        (123)          (421)         (205)
                           107,900       77,057        307,798       228,622

    Income before
     income tax expense
     and cumulative
     effect of a change
     in accounting
     principle              62,373       35,705        168,587       119,969
    Income tax expense      23,191       13,164         63,070        45,245
    Income before
     cumulative effect
     of a change
     in accounting
     principle              39,182       22,541        105,517        74,724
    Cumulative effect
     of a change
     in accounting
     principle,
     net of tax                 --           --             --         1,605

    Net income             $39,182      $22,541       $105,517       $76,329

    Earnings per share:
      Basic -
        Income before
         cumulative
         effect of
         a change in
         accounting
         principle           $0.94        $0.54          $2.55         $1.80

        Cumulative
         effect of
         a change in
         accounting
         principle,
         net of tax             --           --             --          0.04

        Net income           $0.94        $0.54          $2.55         $1.84


      Diluted -
        Income before
         cumulative
         effect of
         a change in
         accounting
         principle           $0.91        $0.53           2.47         $1.77

        Cumulative
         effect of
         a change in
         accounting
         principle,
         net of tax             --           --             --          0.04

        Net income           $0.91        $0.53          $2.47         $1.81

    Weighted average shares outstanding:
      Basic                 41,511       41,612         41,399        41,545
      Diluted               42,885       42,297         42,689        42,195

    CASH FLOW STATEMENTS (unaudited)

                        For the Three Months Ended   For the Nine Months Ended
                               September, 30               September, 30
                            2004           2003          2004          2003
                                             (In thousands)

    Cash flows from
     operating
     activities:
      Net income           $39,182      $22,541       $105,517       $76,329
      Adjustment to
       reconcile
       net income
       to net cash
       provided by
       operating
       activities:
        Depreciation,
         depletion and
         amortization       32,048       22,672         89,220        64,676
        Amortization of
         restricted
         stock
         compensation          502          513          1,454         1,416
        Cumulative effect
         of a change in
         accounting
         principle,
         net of tax             --           --             --        (1,605)
        Deferred
         income taxes       15,600        6,410         42,899        24,137
        Asset retirement
         obligation
         accretion             319          241            913           737
        Income tax
         benefit related
         to stock options
         exercised           1,673         (112)         3,345           561
        Other                   65          221             59           236
      Changes in operating
       assets and liabilities:
        (Increase) decrease
         in receivables,
         net                 9,138         (388)       (12,922)        1,621
        (Increase) in
         inventories         1,950       (1,512)        (4,622)       (2,758)
        (Increase) decrease
         in other current
         assets                 38          (31)         2,175          (615)
        Increase (decrease)
         in accounts
         payable              (130)         347         21,425        (5,740)
        Increase (decrease)
         in accrued
         liabilities        12,401          855          7,658        12,308
        Increase (decrease)
         in other
         non-current
         liabilities         1,172          105          1,330          (143)
           Net cash
            provided by
            operating
            activities     113,958       51,862        258,451       171,160
    Cash flows from
     investing activities:
      Oil and gas
       expenditures        (77,626)     (41,627)      (205,925)      (97,896)
      Acquisition of oil
       and gas properties     (100)        (362)          (102)       (2,531)
      Proceeds from
       sale of assets          314           67            766           231
      Other expenditures    (4,692)        (804)        (8,078)       (6,691)
           Net cash
            used by
            investing
            activities     (82,104)     (42,726)      (213,339)     (106,887)

    Cash flows from
     financing activities:
      Payments on
       long-term debt,
       net                      --           --             --       (32,000)
      Common stock
       reacquired and
       retired                (593)          (3)          (714)           (8)
      Proceeds from
       issuance of
       common stock          2,855          235          7,379         2,266
           Net cash
            provided
            (used) by
            financing
            activities       2,262          232          6,665       (29,742)
    Net change in cash
     and cash equivalents   34,116        9,368         51,777        34,531

    Cash and
     cash equivalents
     at beginning of
     period                 58,081       47,490         40,420        22,327

    Cash and
     cash equivalents
     at end of period      $92,197      $56,858        $92,197       $56,858


    BALANCE SHEETS (unaudited)

                                             September, 30      December 31,
                    Assets                        2004              2003
                                            (In thousands, except share data)

    Current assets:
      Cash and cash equivalents                 $92,197           $40,420
      Receivables, net                           81,215            68,293
      Inventories                                11,322             6,700
      Deferred income taxes                       1,557             1,631
      Other current assets                        3,985             6,160
        Total current assets                    190,276           123,204

    Oil and gas properties at cost, using
     the full cost method of accounting:
      Proved properties                       1,510,448         1,331,095
      Unproved properties and properties
       under development, not being
       amortized                                 70,686            39,370
                                              1,581,134         1,370,465

      Less - accumulated depreciation,
       depletion and amortization              (832,935)         (746,161)
        Net oil and gas properties              748,199           624,304

    Fixed assets, net                            15,934            12,092
    Goodwill                                     44,967            44,967
    Other assets, net                             2,565               941
                                             $1,001,941          $805,508

      Liabilities and Stockholders' Equity
    Current liabilities:
      Accounts payable                          $25,582           $18,394
      Accrued liabilities                        62,199            48,339
      Revenue payable                            33,013            18,776
        Total current liabilities               120,794            85,509

    Deferred income taxes                       194,774           155,293
    Other liabilities                            35,457            29,966

    Stockholders' equity:
      Preferred stock, $0.01 par value,
       15,000,000 shares authorized,
       no shares issued                              --                --

      Common stock, $0.01 par value,
       100,000,000 shares authorized,
       41,600,675 and 41,063,653 shares
       issued and outstanding, respectively         416               411
      Paid-in capital                           247,685           237,430
      Unearned compensation                      (9,141)           (9,540)
      Retained earnings                         411,956           306,439
      Accumulated other comprehensive income         --                --
                                                650,916           534,740
                                             $1,001,941          $805,508


SOURCE  Cimarex Energy Co.
    -0-                             11/03/2004
    /CONTACT:  Paul Korus of Cimarex Energy Co., +1-303-295-3995/
    /Web site:  http://www.cimarex.com /
    (XEC)

CO:  Cimarex Energy Co.
ST:  Colorado
IN:  OIL
SU:  ERN CCA MAV